UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2008

GENPACT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street

Hamilton HM, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 1, 2008, at the Annual Meeting of Shareholders of Genpact Limited (“Genpact” or the “Company”), the Company’s shareholders approved the Company’s U.S. Employee Stock Purchase Plan (the “U.S. Purchase Plan”) and the International Employee Stock Purchase Plan (the “International Purchase Plan” and, collectively, the “Purchase Plans”), which had previously been adopted by the board of directors subject to shareholder approval.

The Purchase Plans are designed to allow Genpact’s eligible employees to purchase shares at periodic intervals through their accumulated periodic payroll deductions under the Purchase Plans.  The employees of Genpact’s U.S. subsidiaries will participate in the U.S. Purchase Plan.  The employees of Genpact’s non-U.S. subsidiaries will participate in the International Purchase Plan.

The Purchase Plans permit eligible employees to purchase the Company’s common shares during offering periods set by the Company’s compensation committee.  The initial offering periods under the Purchase Plans will commence on the first day in September and March each year and end on the last business day in the subsequent August and February each year, respectively, and each such offering period will be comprised of a single purchase interval.  The initial offering period will begin on September 2, 2008, unless the compensation committee designates a later date.  Eligible employees may purchase shares through periodic payroll deductions in any multiple of 1% (up to a maximum of 10%) of cash earnings, but may purchase no more than $25,000 worth of common shares in any calendar year, valued at the time each purchase right is granted.  The price paid by the employees will be fixed by the compensation committee at the start of each offering period and will not be less than 85% of the lower of (i) the fair market value per common share on the start date of the offering period or (ii) the fair market value on the purchase date.  For the initial offering periods, the purchase price will be equal to 95% of the fair market value per share on the purchase date.  The maximum aggregate number of common shares that may be purchased through the Purchase Plans is 4,200,000 shares.  The Company’s executive officers are eligible to participate in the Purchase Plans under the same terms and conditions as other plan participants.

The foregoing summary is not intended to be complete and is qualified in its entirety by the full text of the Purchase Plans, which were attached as Exhibit A to the proxy statement filed with the Securities and Exchange Commission on April 3, 2008.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 10.1

U.S. Employee Stock Purchase Plan and International Employee Stock Purchase Plan (incorporated by reference to Exhibit A to the Company’s Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on April 3, 2008)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: May 7, 2008	By:	/s/ Victor Guaglianone
	Name:	Victor Guaglianone
	Title:	Senior Vice President
and General Counsel

EXHIBIT INDEX

Exhibit	Description

Exhibit 10.1

U.S. Employee Stock Purchase Plan and International Employee Stock Purchase Plan (incorporated by reference to Exhibit A to the Company’s Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on April 3, 2008)